Exhibit 10.10.1
     FIRST AMENDMENT dated as of March 5, 2007 (this “Amendment”) to the Credit Agreement dated as of November 17, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IDEARC INC. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as collateral agent and administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Administrative Agent and each of the Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement in the manner set forth herein.
     NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Each capitalized term used and not defined herein shall have the meaning assigned to it in the Credit Agreement (as amended hereby).
     SECTION 2. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), Section 5.13 of the Credit Agreement is hereby amended by replacing the number “120” with the number “210”.
     SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and after giving effect hereto:
     (a) This Amendment has been duly authorized, executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) No Default or Event of Default has occurred and is continuing.
     (c) All representations and warranties of each Loan Party contained in the Loan Documents (as amended hereby) are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
     SECTION 4. Effectiveness. The amendment contemplated by Section 2 shall become effective as of the first date (the “First Amendment Effective Date”) on which:
     (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

     (b) The Administrative Agent shall have received payment of all reasonable fees and out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Borrower pursuant to the Credit Agreement, including those referred to in Section 6 hereof.
     The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.
     SECTION 5. Effect of Amendment. (a) This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document.
     (b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement (as amended hereby).
     SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent.
     SECTION 7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and all such counterparts together shall constitute one and the same instrument. Delivery of any executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have cause this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

IDEARC INC.
By:	/s/ Andrew Coticchio
	Name:	Andrew Coticchio
	Title:	Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., As Administrative Agent and a Lender,
By:	/s/ Sharon Bazbaz
	Name:	Sharon Bazbaz
	Title:	Vice President